Exhibit 99.1
Golden Telecom, Inc., NASDAQ: "GLDN" is a leading facilities- based provider of integrated telecommunications and Internet services in major population centers throughout Russia and other countries of the Commonwealth of Independent States ("CIS"). www.goldentelecom.com | info@goldentelecom.com Golden Telecom, Inc. Jean-Pierre Vandromme, CEO The Next Level Knowledge, Technology and the New Economy Manezh, Moscow, 9 October 2006

Golden Telecom: an innovator Sovinet - first public email link "Honeywell"- 64kbs dedicated internet connection Russia-On-Line "pure internet" online service First SDH equipment installation MEN (Metropolitan Ethernet Network) in Moscow Mesh WiFi metropolitan network

Identifying future value: the key for commercial success Size Growth Trends Market analysis Customer segmentation Proactive approach Profitability Time to market Innovate Change behavior Large, with upside as % of GDP Double digits Mobile saturated, Broadband Flexible cost structure Depends on last mile accessibility Combination of fixed and wireless 21st century company Factors Golden Telecom's view

Telecom spend in Russia: $69-78 bn by 2010? 2003 2004 2005 2006E 2007E Nominal GDP: 24% CAGR Telecom Spend: 30% CAGR GDP Telecom 2003 2004 2005 2006 2007 T spend 13 19 25 31 37 GDP 432 590 766 896 1035 GDP and Telecom Spend in Russia Note (1): The figures for 2004 and 2005 taken from the FT, other years extrapolated Source: iKS, Financial Times, estimates 2003 2004 2005 2006 2007 Russia 0.029 0.032 0.033 0.034 0.035 UK 0.05 0.05 0.05 0.05 0.05 2003 2004 2005 2006E 2007E UK(1) Russia 25% lower Telecom Spend: Russia vs UK,% of GDP Telecom spend level vs UK Size of the market by 2010, $ bn Telecom spend in Russia, % 75% 80% 85% 3.5% 3.7% 3.9% 69 74 78 Total telecom spend in Russia by 2010 will be $69-78bn or x2.4 times more than in 2006

Retail and regions are growing fastest Main assumptions: Market segmentation (between retail and corporate will not change Growth assumptions by segment: Growth: 2005-2010 CAGR 20-40% 15-25% 15-20% 25-30% Regions retail Regions corporate Moscow retail Moscow corporate St. Pete corporate St. Pete retail IRR Attractiveness of Market Segments, GTI Estimates Source: GTI estimates Business Residential Moscow 15% 35% Northwest region 20% 35% Other Russia 25% 40%

2005: Golden Telecom's stronghold is in fixed- line corporate segment in major cities Moscow (39%) Residential (52%) Regions (54%) $1.6bn $1.7bn $2.2bn $2.4bn $0.3bn $0.31bn St. Pete (7%) GTI share 16% GTI share 1.4% GTI share 0.8% GTI share 2.4% GTI share 11% GTI share 2.9% Fixed-line Telecom Market in Russia in 2005, 100%=$8.5 billion* GTI share 13% GTI share 4.2% GTI share 2.4% Source: IKs Consulting, GTI estimates Corporate (48%) Top corporate segment (71%) SME segment (29%) * Excluding wholesale revenue ARPU US$ 2000

Broadband + VoIP + TV + Mobile over Broadband (Quadric Play) Broadband Broadband + VoIP Broadband + VoIP + TV (Triple Play) Broadband: entry to the retail market Cost (Value) Convenience Convention (Habit) Culture

Broadband: enables seamless connectivity Yesterday Today User needs addresses in separate worlds Stand alone solutions & devices Proprietary solutions Digitalization facilitates flexibility Potential for content applications First converged solutions and open standards available Source Source: Siemens

Seamless connectivity = convergence Seamless connectivity = convergence Source: Siemens

Convergence = future Voice and Data Home and Office Telecom and Media Private and Public Fixed and Mobile Phone, PC and TV Prepaid and Postpaid Telecom and IT User- Centric Services Source: Golden Telecom

Impact of Convergence on Telecom within the Next 3 Years Source: IBM Institute for Business Value Analysis. Feb 2005 Convergence: Telecom Operators Voice and data Voice and data convergence (VoIP, voice as an application) Fixed and Mobile Access technology convergence (fixed, wireless, mobile) Telecom and Media Convergence of telecom and broadcast media and content services Telecom and IT IP/IT network convergence (next generation network architecture) Device Device convergence (consumer electronics converging with traditional telecom) Percent of telecom execs saying "very strong" or "strong" 0% 10% 20% 30% 40% 50% 60% 70% 80% 90%

Convergence: Telecom Vendors

Convergence: Telecom Consultants Yankee Group The Third Screen & Mobile Broadband Yankee Group WiMAX Forum Siemens

Golden Future: Broadband, Seamless Connectivity and Convergence Source: Golden Telecom

Special Note Regarding Forward Looking Statements Certain statements contained in this presentation or made during the meeting concerning management's intentions, expectations or predictions are forward looking statements and are made pursuant to the provisions of the Securities Litigation Reform Act of 1995. Such statements include expectations regarding telecoms spend in Russia and the United Kingdom, GDP growth and other macroeconomic indicators the telecommunications markets in which we operate and convergence of technologies. It is important to note that the company's actual results may differ materially from those projected in such forward looking statements. Factors that may cause the anticipated results not to occur include unanticipated changes in telecoms spend in Russia and other markets, changes in competitive product offerings, increased price competition, changes in the macroeconomic and political environment, changes in local regulatory regimes, or shifts in our strategy or that of our partners. All forward looking statements are made as of today and Golden Telecom disclaims any duty to update such statements. Additional information concerning factors that could cause results to differ materially from those in the forward looking statements is contained in the Company's filings with the U.S. Securities and Exchange Commission including the Company's quarterly reports on Form 10-Q, current reports on Form 8-K filed during 2006, and the Company's annual report on Form 10-K for the year ended December 31, 2005. Copies of these filings may be obtained by contacting Golden Telecom or the SEC. For additional information please contact: Investor Relations Director: Alexey Subbotin e-mail: ir@gldn.net tel: +7-495-797-9300 fax: +7-495-797-9331 Public relations: Anna Chin Go Pin e-mail: achin@gldn.net tel: +7-495-797-9300 fax: +7-495-797-9332 www.goldentelecom.com